                                                                    Exhibit 10.1

This instrument is a supplemental writing pursuant to Section 58.1-809 Code of Virginia and modifies that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement ("Deed of Trust") recorded immediately prior hereto and on which recordation tax has been paid based on the amount of $9,903,000. Pursuant to Section 58.1-803(B), Code of Virginia, the amount of $9,903,000 is the allocable portion of the overall indebtedness set forth in this instrument to the value of the property encumbered by the Deed of Trust and located in the Commonwealth of Virginia, therefore no additional recordation tax is due upon the recordation of this instrument.

                                                        [SUNRISE OF SPRINGFIELD]

              CROSS-COLLATERALIZATION, CROSS-DEFAULT, AND MORTGAGE
                             MODIFICATION AGREEMENT

     THIS CROSS-COLLATERALIZATION, CROSS-DEFAULT, AND MORTGAGE MODIFICATION AGREEMENT (this "Agreement") is made as of the 20th day of May, 1999 by and among GMAC Commercial Mortgage Corporation, a California corporation ("Lender") and the following borrowers (each referred to individually as a "Borrower" and all referred to collectively as the "Borrowers"):

---------------------------------------------------------------------------------------------
Borrower                                         Type of Entity
---------------------------------------------------------------------------------------------
Sunrise Abington Assisted Living, L.L.C.         a Pennsylvania limited liability company
---------------------------------------------------------------------------------------------
Sunrise Granite Run Assisted Living, L.L.C.      a Pennsylvania limited liability company
---------------------------------------------------------------------------------------------
Sunrise Haverford Assisted Living, L.L.C.        a Pennsylvania limited liability company
---------------------------------------------------------------------------------------------
Sunrise Morris Plains Assisted Living, L.L.C.    a New Jersey limited liability company
---------------------------------------------------------------------------------------------
Sunrise Old Tappan Assisted Living, L.L.C.       a New Jersey limited liability company
---------------------------------------------------------------------------------------------
Sunrise Springfield Assisted Living, L.L.C.      a Virginia limited liability company
---------------------------------------------------------------------------------------------
Sunrise Wayne Assisted Living, L.L.C.            a New Jersey limited liability company
---------------------------------------------------------------------------------------------
Sunrise Westfield Assisted Living, L.L.C.        a New Jersey limited liability company
---------------------------------------------------------------------------------------------


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)

                                    RECITALS

     The Lender has agreed to make a loan to each Borrower (each, a "Loan" and collectively, the "Loans"), in the following amounts:

-----------------------------------------------------------------
Borrower                                          Amount
-----------------------------------------------------------------
Sunrise Abington Assisted Living, L.L.C.          $ 14,468,000
-----------------------------------------------------------------
Sunrise Granite Run Assisted Living, L.L.C.       $  9,219,000
-----------------------------------------------------------------
Sunrise Haverford Assisted Living L.L.C.          $  8,850,000
-----------------------------------------------------------------
Sunrise Morris Plains Assisted Living, L.L.C.     $ 11,725,000
-----------------------------------------------------------------
Sunrise Old Tappan Assisted Living, L.L.C.        $ 11,725,000
-----------------------------------------------------------------
Sunrise Springfield Assisted Living, L.L.C.       $  9,903,000
-----------------------------------------------------------------
Sunrise Wayne Assisted Living, L.L.C.             $ 10,385,000
-----------------------------------------------------------------
Sunrise Westfield Assisted Living, L.L.C.         $ 11,725,000
-----------------------------------------------------------------


The loans are collectively referred to as the "Loans" and individually as a "Loan".

     Each Borrower's Loan will be secured by a Mortgage (as defined below) on real property identified in the following table, which is more particularly described in the exhibit to this Agreement specified in the following table, and on other property included within the definition of "Mortgaged Property" as described in each such Mortgage:

--------------------------------------------------------------------------------------------------------------------------------
BORROWER                                       PROPERTY NAME                 COUNTY AND STATE                   EXHIBIT
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Abington Assisted Living, L.L.C        Sunrise of Abington           Montgomery County, Pennsylvania    Exhibit A-1
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Granite Run Assisted Living, L.L.C.    Sunrise of Granite Run        Delaware County, Pennsylvania      Exhibit A-2
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Haverford Assisted Living, L.L.C.      Sunrise of Haverford          Montgomery County, Pennsylvania    Exhibit A-3
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Morris Plains Assisted Living, L.L.C.  Sunrise of Morris Plains      Morris County, New Jersey          Exhibit A-4
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Old Tappan Assisted Living, L.L.C.     Sunrise of Old Tappan         Bergen County, New Jersey          Exhibit A-5
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Springfield Assisted Living, L.L.C.    Sunrise of Springfield        Fairfax County, Virginia           Exhibit A-6
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Wayne Assisted Living, L.L.C.          Sunrise of Wayne              Passaic County, New Jersey         Exhibit A-7
--------------------------------------------------------------------------------------------------------------------------------
Sunrise Westfield Assisted Living, L.L.C.      Sunrise of Westfield          Union County, New Jersey           Exhibit A-8
--------------------------------------------------------------------------------------------------------------------------------


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)

     Each Borrower is an affiliate of the other Borrowers and will receive a direct and material benefit from the Loans to the other Borrowers. The Lender is willing to make a Loan to each Borrower only if that Borrower agrees to pay and perform all of the Indebtedness of the other Borrowers with respect to the other Borrowers' respective Loans.

     Each Borrower is executing this Agreement to evidence its agreement (a) to pay and perform as and when due all of the Indebtedness of the other Borrowers under the other Borrowers' Loan Documents, (b) that its obligations under this Agreement shall be secured by the Mortgage encumbering that Borrower's Property and (c) to bear joint and several liability for the Indebtedness of all other Borrowers as set forth in this Agreement.

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated:

     "COMBINED OBLIGATIONS" means, with respect to each Borrower, that Borrower's obligations (a) to pay its Indebtedness and (b) to pay all other amounts payable under this Agreement and under the other Borrowers' Loan Documents.

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 5.

     "FORECLOSURE" means, with respect to any Mortgage, a foreclosure of the Mortgage, a deed in lieu of such foreclosure, a sale of the Property pursuant to lawful order of a court of competent jurisdiction in a bankruptcy case filed under Title 11 of the United States Code, or any other similar disposition of the Property encumbered by the Mortgage.

     "FRAUDULENT TRANSFER LAWS" means Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law, including any provisions of the Uniform Fraudulent Conveyance Act or Uniform Fraudulent Transfer Act, as adopted under applicable state law.

     "INDEBTEDNESS" means, with respect to any Borrower, the "Indebtedness" as defined in that Borrower's Mortgage, without regard to additional obligations of that Borrower that are created by this Agreement.

     "LOAN DOCUMENTS" means, with respect to each Borrower's Loan, the "Loan Documents" as defined in that Borrower's Mortgage, including without limitation the Mortgage and the related Note. "Loan Documents", when not used in reference to a particular Loan, refers to the Loan Documents of all Borrowers relating to all Loans.

     "MORTGAGE" with respect to each Borrower means the Multifamily Mortgage, Deed of Trust or Deed to Secure Debt that secures that Borrower's Loan.


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)

     "NOTE" with respect to each Borrower means the Multifamily Note evidencing that Borrower's obligation to repay its Loan.

     "PROPERTY" means, with respect to a Borrower and its Mortgage, the "Mortgaged Property" as defined in that Mortgage.

     "TOTAL PROPERTY" means the aggregate of all the Properties.

     Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Mortgages.

     2.   JOINT AND SEVERAL LIABILITY; INTEGRATION OF OBLIGATIONS.

     (a) Notwithstanding anything to the contrary in this Agreement or any Borrower's Loan Documents, each Borrower shall pay and perform the Indebtedness of each other Borrower, as and when due. Accordingly, the Indebtedness of each Borrower shall be the joint and several obligation of each other Borrower.

     (b) While each Loan represents a separate and independent obligation of each Borrower, the Borrowers acknowledge that, in requesting the Lender to make the Loans, they intend:

          i. that the Loans be treated as if they were a single, integrated indebtedness of the Borrowers, and

          ii. that the Total Property secures to the Lender the payment and performance of all of the Borrowers' Combined Obligations.

Accordingly, if any Borrower fails to pay fully, when due, any amount payable to the Lender under this Agreement or any Loan Document, then the Lender may elect, in its discretion, to treat that amount as being due and owing by the other Borrowers, on a joint and several basis, and such amount may be recovered from the value of each of the Properties, on a pro rata basis or otherwise, as determined by the Lender in its discretion.

     3. AMENDMENT OF BORROWER MORTGAGE TO GRANT ADDITIONAL SECURITY. Each Borrower's Mortgage is hereby amended to provide that:

          (a) such Mortgage secures the Combined Obligations of that Borrower under this Agreement as well as the Indebtedness of that Borrower under its own Loan Documents, and

          (b) the Total Property secures all Borrowers' Combined Obligations, without apportionment or allocation of any Property or any portion of any Property (except that the Combined Obligations may be apportioned among the Properties for the sole and limited purpose of determining the amount of


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 4
               transfer or recordation taxes or documentary stamps required in connection with recordation of this Agreement and the Mortgages).

     4. AMENDMENT OF MORTGAGE TO PROVIDE FOR CROSS-DEFAULT. Each Borrower's Mortgage is hereby amended to provide that any Event of Default under this Agreement shall constitute an Event of Default under that Mortgage.

     5. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Agreement:

     (a) A default or breach by any Borrower of any provision of this Agreement.

     (b) A default or breach by any Borrower under any of its Loan Documents beyond any notice, grace or cure period set forth in that Loan Document; or

     (c) Any event or condition defined as an "Event of Default" under any Loan Document.

     6. REMEDIES. Upon the occurrence of an Event of Default, the Lender in its discretion may, but shall not be obligated to, exercise any or all of the following remedies:

     (a) declare immediately due and payable the Indebtedness of any or all Borrowers whether or not the Lender exercises its right to declare immediately due and payable the Indebtedness related to a particular Mortgage under which the Event of Default may have occurred; and

     (b) exercise any or all of its rights and remedies under this Agreement, any Loan Document or applicable law.

     The Lender may exercise such remedies in one or more proceedings, whether contemporaneous or consecutive or a combination of both, to be determined by Lender in its sole discretion. The Lender may enforce its rights against any one or more Properties or portions of Properties, in such order and manner as it may elect in its sole discretion. The enforcement of any one Mortgage shall not constitute an election of remedies, and shall not limit or preclude the enforcement of any other Mortgage or Loan Document, through one or more additional proceedings. The Lender may bring any action or proceeding, including but not limited to judicial or non-judicial foreclosure proceedings, without regard to the fact that one or more other proceedings may have been commenced elsewhere with respect to the same Property or Properties or any portion of them. Each Borrower waives any rights it may have, whether at law or in equity, to require the Lender to enforce or exercise any of its rights or remedies under this Agreement, under any Mortgage, or under any other Loan Document in any particular manner or order or in any particular state or county.

     No judgment obtained by Lender in any one or more enforcement proceedings shall merge the related Indebtedness into that judgment, and all Indebtedness which remains unpaid shall remain a continuing obligation of the Borrowers.


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 5

     7. APPLICATION OF PROCEEDS. Proceeds of the enforcement or foreclosure of any Mortgage shall be applied first to the repayment of the "Indebtedness" as defined in that Mortgage. Any funds remaining after such application shall be applied to the payment of the other Combined Obligations in such order as the Lender may determine in its sole discretion.

     8. ADJUSTMENT OF COMBINED OBLIGATIONS. If the Combined Obligations of any Borrower are otherwise subject to avoidance under any Fraudulent Transfer Law, then the Combined Obligations of that Borrower shall be limited to the largest amount that would not render its Combined Obligations subject to avoidance as a fraudulent transfer or conveyance under that Fraudulent Transfer Law.

     9.   BORROWERS' RIGHTS OF SUBROGATION, ETC.

     (a) Until the Combined Obligations have been paid and performed in full, each Borrower shall withhold exercise of any right of subrogation, contribution, reimbursement or indemnity (whether contractual, statutory, equitable, under common law or otherwise) and any other rights to enforce any claims or remedies which it has now or may have in the future against any other Borrower or any of the Properties or against any guarantor or security for the Combined Obligations.

     (b) If a Borrower's agreement under Subsection (a) to withhold exercise of rights of subrogation, contribution, reimbursement and indemnity is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights a Borrower may have against another Borrower, any Properties or any guarantor or security for the Combined Obligations shall be subordinate to any rights the Lender may have against the other Borrower, such Properties, such guarantor or such security.

     10. SUBORDINATION OF OBLIGATIONS BETWEEN BORROWERS. Any indebtedness or other obligation of a Borrower (a "Debtor Borrower") held by another Borrower (a "Creditor Borrower") shall be subordinate to rights of the Lender against that Debtor Borrower. If the Lender so requests at any time when an Event of Default has occurred and is continuing, any Creditor Borrower shall enforce and collect any such indebtedness or other obligation as trustee for the Lender and shall pay over to the Lender any amount collected, on account of the Combined Obligations of the Debtor Borrower.

     11. RELEASE OF PROPERTIES. The Lender will release a Borrower's Property (the "Released Property") from the liens created by this Agreement and by that Borrower's Mortgage upon the satisfaction of all of the following conditions:

          (a) The Lender has received from the applicable Borrower (the "Requesting Borrower") at least thirty (30) days' prior written notice of the date proposed for such release (the "Release Date").


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 6

          (b) No Event of Default has occurred and is continuing as of the date of the notice and as of the Release Date.

          (c) The release will not cause the Combined Debt Service Coverage Ratio of the remaining Properties to be less than 1.50 to 1.0. As to any group of Properties, "Combined Debt Service Coverage Ratio" means the ratio, as determined by the Lender in its discretion, in which the first number is the aggregate net operating income from the operations of those Properties that during the last twelve full calendar months preceding the Release Date was available for repayment of debt, after deducting operating expenses, and the second number is the aggregate principal and interest that will be payable under the Notes related to those Properties during the twelve full calendar months following the Release Date. The Borrowers shall provide the Lender such financial statements and other information as the Lender may require to make this determination, and a certificate of the Chief Financial Officer (or comparable individual) of the Borrower requesting the release stating that such statements are true, correct and complete in all material respects and certifying that all conditions precedent to the release of the Released Property contained in this Section have been complied with.

          (d)  The Borrowers shall have paid to the Lender all of the following:

               (i) All amounts required to satisfy all Indebtedness of the Requesting Borrower under its Loan, including but not limited to principal, accrued and unpaid interest and any prepayment premium.

               (ii) A release price (the "Release Price") equal to one hundred fifteen percent (115%) of the outstanding principal balance of the Indebtedness of the Requesting Borrower, to be applied by the Lender as a prepayment of one or more of the Loans (each, a "Prepaid Loan") other than the Loan relating to the Released Property, in such amount and allocation as the Lender may determine in its discretion.

               (iii) All accrued and unpaid interest and all other charges payable in connection with each such prepayment of a Prepaid Loan, including but not limited to any prepayment premiums.

               (iv) All of the Lender's costs and expenses, including without limitation reasonable attorneys' fees, in connection with the release of the Released Property.

     12. LENDER'S RIGHTS. Each Borrower agrees that the Lender may, without demand and at any time and from time to time and without the consent of, or notice to, the Borrower, without


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 7
incurring responsibility to the Borrower, and without impairing or releasing the Combined Obligations of any Borrower, upon or without any terms or conditions and in whole or in part:

     (a) change the manner, place or terms of payment, or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Indebtedness or Combined Obligations of any of the other Borrowers, any security for such Indebtedness or Combined Obligations, or any liability incurred directly or indirectly with respect to such Indebtedness or Combined Obligations;

     (b) take and hold security for the payment of the Indebtedness or Combined Obligations of any of the other Borrowers and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property pledged or mortgaged to secure such Indebtedness or Combined Obligations;

     (c) exercise or refrain from exercising any rights against any of the other Borrowers or any Properties;

     (d) release or substitute any one or more endorsers, guarantors, or other obligors with respect to the Indebtedness or Combined Obligations of any of the other Borrowers;

     (e) settle or compromise any of the Indebtedness or Combined Obligations of any of the other Borrowers (including but not limited to obligations under this Agreement), any security for such Indebtedness or Combined Obligations or any liability incurred directly or indirectly with respect to such Indebtedness or Combined Obligations, or subordinate the payment of all or any part of such Indebtedness or Combined Obligations to the payment of any liability (whether due or not) of any other Borrower to its creditors other than the Lender;

     (f) apply any sums realized to any liability or liabilities of any other Borrower to the Lender regardless of what liability or liabilities of the Borrower to the Lender remain unpaid; and

     (g) consent to or waive any breach by any other Borrower of, or any act, omission or default by any other Borrower under, this Agreement or any Loan Documents.

     13.  WAIVER OF PRESENTMENT, MARSHALLING, ETC.

     (a) With respect to its obligations under this Agreement each Borrower and each guarantor of such obligations waives presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting such obligations.



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 8

     (b) Notwithstanding the existence of any other security interests in any Property held by the Lender or by any other party, the Lender shall have the right to determine in its discretion the order in which any or all of the Properties or portions of any of the Properties shall be subjected to the remedies provided in this Agreement and the Loan Documents or applicable law. The Lender shall have the right to determine in its discretion the order in which any or all portions of the Borrowers' Combined Obligations are satisfied from the proceeds realized upon the exercise of such remedies. Each Borrower and any party who now or in the future acquires a security interest in any of the Properties and who has actual or constructive notice of this Agreement waives any and all right to require the marshalling of assets or to require that any of the Properties or portions of any of the Properties be sold in the inverse order of alienation or in parcels or as an entirety in connection with the exercise of any such remedies.

     14. OBLIGATIONS ABSOLUTE. No invalidity, irregularity or unenforceability of all or any part of the Combined Obligations of any Borrower shall affect, impair or be a defense to the Indebtedness or Combined Obligations of any other Borrower, and the liability of each Borrower under this Agreement and the Loan Documents with respect to the Indebtedness of each other Borrower shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor for the Indebtedness of any other Borrower except payment and performance in full of that other Borrower's Indebtedness.

     15. NON-RECOURSE LIABILITY. The personal liability of each Borrower for its Combined Obligations under this Agreement shall be limited to the same extent as its personal liability with respect to its own Indebtedness, as set forth in Paragraph 9 of its Note, and such limitation shall be subject to the same exceptions as are set forth in Paragraph 9 of that Note.

     16. NOTICES. All notices to each Borrower under this Agreement shall be in writing and shall be given in the manner provided in that Borrower's Mortgage for notices to that Borrower. All notices to the Lender by any Borrower under this Agreement shall be in writing and shall be given in the manner in that Borrower's Mortgage for notices to the Lender.

     17. GOVERNING LAW. The parties intend that the Lender will assign the Loans, the Mortgages and this Agreement to the Federal Home Loan Mortgage Corporation, a congressionally-chartered government-sponsored enterprise having its principal place of business in McLean, Virginia. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     18. CAPTIONS, CROSS REFERENCES AND EXHIBITS. The captions assigned to provisions of this Agreement are for convenience only and shall be disregarded in construing this Agreement. Any reference in this Agreement to a "Section", a "Subsection" or an "Exhibit" shall, unless otherwise explicitly provided, be construed as referring to a section of this Agreement, to a subsection of the section of this Agreement in which the reference appears or to an Exhibit attached to this Agreement. All Exhibits referred to in this Agreement are hereby incorporated by reference.


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 9

     19. NUMBER AND GENDER. Use of the singular in this Agreement includes the plural, use of the plural includes the singular, and use of one gender includes all other genders, as the context may require.

     20. STATUTES AND REGULATIONS. Any reference in this Agreement to a statute or regulation shall include all amendments to and successors to such statute or regulation, whether adopted before or after the date of this Agreement.

     21. NO PARTNERSHIP. This Agreement is not intended to, and shall not, create a partnership or joint venture among the parties, and no party to this Agreement shall have the power or authority to bind any other party except as explicitly provided in this Agreement.

     22.  SUCCESSORS AND ASSIGNS.

     (a) Except as provided in Subsection (b), no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the prior written consent of all other parties.

     (b) The Borrowers hereby consent to the Lender's assignment of the Loans, the Mortgages and this Agreement to the Federal Home Loan Mortgage Corporation.

     (c) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, and permitted assigns.

     23. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

     24. ENTIRE AGREEMENT. This Agreement, together with the Note, Mortgage and Loan Documents relating to each Loan, contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Agreement.

     25. WAIVER; NO REMEDY EXCLUSIVE. Any forbearance by a party to this Agreement in exercising any right or remedy given under this Agreement or existing at law or in equity shall not constitute a waiver of or preclude the exercise of that or any other right or remedy. Unless otherwise explicitly provided, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Agreement or existing at law or in equity.

     26. THIRD PARTY BENEFICIARIES. Neither any creditor of any party to this Agreement, nor any other person, is intended to be a third party beneficiary of this Agreement.

     27. COURSE OF DEALING. No course of dealing among the parties to this Agreement shall operate as a waiver of any rights of any party under this Agreement.



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 10

     28. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. To the extent permitted by law, the parties shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements to this Agreement and such further instruments as may reasonably be required for carrying out the intention of or facilitating the performance of this Agreement.

     29. NO PARTY DEEMED DRAFTER. No party shall be deemed the drafter of this Agreement, and this Agreement shall not be construed against either party as the drafter of the Agreement.

     30. WAIVER OF TRIAL BY JURY. EACH BORROWER AND THE LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.




                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 11

                             SUNRISE ABINGTON ASSISTED LIVING, L.L.C., a Pennsylvania limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------------------------
                                        James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Abington Assisted Living, L.L.C., a Pennsylvania limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.


                                      Name: /s/ Marie B. Corpening
                                           -                      --------------
                                      Title: Notary Public
                                            -             ----------------------



My commission expires:   5/14/2000
                       --         -----


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 12

                      SUNRISE GRANITE RUN ASSISTED
                      LIVING, L.L.C.,
                      a Pennsylvania limited liability company


                      By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                           By:   /s/ James S. Pope
                                 ---------------------------------------
                                 James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Granite Run Assisted Living, L.L.C., a Pennsylvania limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                     Name:  /s/ Marie B. Corpening
                                           -                      --------------
                                     Title: Notary Public
                                           -             ---------------------


My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 13

                             SUNRISE HAVERFORD ASSISTED LIVING,
                             L.L.C., a Pennsylvania limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Haverford Assisted Living, L.L.C., a Pennsylvania limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title:  Notary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 14

                             SUNRISE MORRIS PLAINS ASSISTED LIVING,
                             L.L.C., a New Jersey limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Morris Plains Assisted Living, L.L.C., a New Jersey limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title:  Notary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 15

                             SUNRISE OLD TAPPAN ASSISTED LIVING,
                             L.L.C., a New Jersey limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Old Tappan Assisted Living, L.L.C., a New Jersey limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title: Notrary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 16

                             SUNRISE SPRINGFIELD ASSISTED LIVING,
                             L.L.C., a Virginia limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Springfield Assisted Living, L.L.C., a Virginia limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title:  Notary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 17

                             SUNRISE WAYNE ASSISTED LIVING, L.L.C., a
                             New Jersey limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Wayne Assisted Living, L.L.C., a New Jersey limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title:  Notary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 18

                             SUNRISE WESTFIELD ASSISTED LIVING,
                             L.L.C., a New Jersey limited liability company


                             By: Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member



                                  By:   /s/ James S. Pope
                                     --------------------
                                     James S. Pope, Vice President



CITY OF WASHINGTON       )
                         ) SS:
DISTRICT OF COLUMBIA     )

     I certify that on May 20, 1999, James S. Pope personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, Managing Member of Sunrise Westfield Assisted Living, L.L.C., a New Jersey limited liability company, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument as the act of such corporation on behalf of, and as the voluntary act of, such limited liability company.

                                      Name: /s/Marie B. Corpening
                                           -                     ---------------
                                      Title:  Notary Public
                                             -              --------------------



My commission expires:   5/14/2000
                       --         -----



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 19

                             GMAC COMMERCIAL MORTGAGE CORPORATION,
                             a California corporation

                             By:      /s/ Philip A. Brooks
                                 --------------------------------
                                 Philip A. Brooks, Vice President




CITY OF WASHINGTON           )
                             ) SS:
DISTRICT OF COLUMBIA         )

     I certify that on May 20, 1999, Philip Brooks personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:
     (a) signed the attached instrument as Vice President of GMAC Commercial Mortgage Corporation, a California corporation, and
     (b) was authorized to execute the attached instrument on behalf of such corporation; and
     (c) executed the attached instrument on behalf of, and as the voluntary act of, such corporation.

                                          Name:   /s/ Marie B. Corpening
                                                --                      -------
                                          Title:   Notary Public
                                                 --             ----------------


My commission expires:  5/14/2000
                       -         --


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 20

                                   EXHIBIT A-1
                          [ABINGTON LEGAL DESCRIPTION]


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 21

                                   EXHIBIT A-2
                         [GRANITE RUN LEGAL DESCRIPTION]


CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 22

                                   EXHIBIT A-3
                          [HAVERFORD LEGAL DESCRIPTION]



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 23

                                   EXHIBIT A-4
                        [MORRIS PLAINS LEGAL DESCRIPTION]



CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 24

                                   EXHIBIT A-5
                         [OLD TAPPAN LEGAL DESCRIPTION]




CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 25

                                   EXHIBIT A-6
                         [SPRINGFIELD LEGAL DESCRIPTION]




CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 26

                                   EXHIBIT A-7
                            [WAYNE LEGAL DESCRIPTION]




CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 27

                                   EXHIBIT A-8
                          [WESTFIELD LEGAL DESCRIPTION]





CROSS-COLLATERALIZATION AGREEMENT (FREDDIE MAC)                          PAGE 28